Exhibit 99.31

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 November, 1998
          Series 1998-11B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      189,199.47
                                                                 ---------------
        (b)    Interest                                       $    1,446,173.18
                                                                 ---------------
        (c)    Total                                          $    1,635,372.65
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      174,917.02
                                                                 ---------------
        (b)    Interest                                       $    1,332,004.86
                                                                 ---------------
        (c)    Total                                          $    1,506,921.88
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $       14,282.45
                                                                 ---------------
        (b)    Interest                                       $      114,168.32
                                                                 ---------------
        (c)    Total                                          $      128,450.77
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $      319,837.14
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    4,345,891.15
                                                                 ---------------
        (b)    Interest                                       $       28,782.10
                                                                 ---------------
        (c)    Total                                          $    4,374,673.25
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  233,572,357.10
                                                                 ---------------

13.     Available Funds:                                      $    6,197,118.41
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                       $        0.00
                                                                   -------------

17.      Compensating Interest Payment:                           $    6,282.21
                                                                   -------------

18.      Total interest payments:                                 $1,342,190.66
                                                                   -------------

19. Interest
                             Unpaid Class
      Accrued Certificate Interest Shortfalls   Interest
Class      Interest                              Payable        Pay-out Rate
-----      --------       -------------------    -------        ------------
2PO   $            0.00   $              0.00   $       0.00   %  0.000000000
2A1   $      129,417.84   $              0.00   $ 129,417.84   %  6.749999897
2A2   $       40,484.17   $              0.00   $  40,484.17   %  6.500000535
2A3   $       26,542.20   $              0.00   $  26,542.20   %  6.262499432
2A4   $      140,089.68   $              0.00   $ 140,089.68   %  6.750000000
2A5   $      132,626.80   $              0.00   $ 132,626.80   %  6.750000154
2A6   $       53,638.05   $              0.00   $  53,638.05   %  6.500000598
2A7   $        9,483.14   $              0.00   $   9,483.14   %  8.630353222
2A8   $       10,208.33   $              0.00   $  10,208.33   %  6.999997714
2A9   $       11,666.67   $              0.00   $  11,666.67   %  8.000002286
2A10  $      408,702.53   $              0.00   $ 408,702.53   %  6.749999925
2A11  $      250,312.50   $              0.00   $ 250,312.50   %  6.750000000
2A12  $       27,496.47   $              0.00   $  27,496.47   %  6.749999770
2A13  $        2,063.00   $              0.00   $   2,063.00   %  0.249999790
2A14  $       14,530.83   $              0.00   $  14,530.83   %  6.999998394
2A15  $       14,530.83   $              0.00   $  14,530.83   %  6.999998394
2A16  $       14,536.67   $              0.00   $  14,536.67   %  7.000001605
2R    $            0.00   $              0.00   $       0.00   %  0.000000000
2RL   $            0.00   $              0.00   $       0.00   %  0.000000000
2M    $       25,833.48   $              0.00   $  25,833.48   %  6.749998981
2B1   $       11,170.02   $              0.00   $  11,170.02   %  6.749997666
2B2   $        6,285.94   $              0.00   $   6,285.94   %  6.749997732
2B3   $        5,585.01   $              0.00   $   5,585.01   %  6.749997666
2B4   $        2,792.51   $              0.00   $   2,792.51   %  6.750009820
2B5   $        4,193.99   $              0.00   $   4,193.99   %  6.749998843

20.      Principal Distribution Amount:                        $   4,854,927.75
                                                                  --------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution        Accrual Amount
                                 ----------------------        --------------
        Class 2PO                $                242.65       $          0.00
        Class 2A1                $             63,524.47       $          0.00
        Class 2A2                $                  0.00       $          0.00
        Class 2A3                $          3,154,667.59       $          0.00
        Class 2A4                $                  0.00       $          0.00
        Class 2A5                $            204,046.54       $          0.00
        Class 2A6                $             36,410.94       $          0.00
        Class 2A7                $            817,876.96       $          0.00
        Class 2A8                $                  0.00       $          0.00
        Class 2A9                $                  0.00       $          0.00
        Class 2A10               $            388,679.51       $          0.00
        Class 2A11               $                  0.00       $          0.00
        Class 2A12               $            181,599.57       $          0.00
        Class 2A13               $                  0.00       $          0.00
        Class 2A14               $                  0.00       $          0.00
        Class 2A15               $                  0.00       $          0.00
        Class 2A16               $                  0.00       $          0.00
        Class SUP2               $                  0.00       $          0.00
        Class 2R                 $                  0.00       $          0.00
        Class 2RL                $                  0.00       $          0.00
        Class 2M                 $              3,643.97       $          0.00
        Class 2B1                $              1,575.60       $          0.00
        Class 2B2                $                886.67       $          0.00
        Class 2B3                $                787.80       $          0.00
        Class 2B4                $                393.90       $          0.00
        Class 2B5                $                591.58       $          0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $           0.00
                                                                 --------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $           0.00
                                                                 --------------

24.     Subordinate Certificate Writedown Amount:             $           0.00
                                                                 --------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 2B1        $              0.00     $              0.00
                 2B2        $              0.00     $              0.00
                 2B3        $              0.00     $              0.00
                 2B4        $              0.00     $              0.00
                 2B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                            $             0.00
                                                                ----------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  2A3                %              6.26249943
         Class  2A7                %              8.63035322
         Class  2A9                %              8.00000229

BOther Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-2B1                                  X
         Class-2B2                                  X
         Class-2B3                                  X
         Class-2B4                                  X
         Class-2B5                                  X

 2.     Base Servicing Fee amount:                              $     51,605.46
                                                                      ----------

 3.     Supplemental Servicing Fee amount:                      $     86,433.39
                                                                      ----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                      ----------

                                              Category A  Category B Category C
 5.     Senior Percentage:               %N/A    N/A         N/A        N/A
                                          ----   ----    --------    -------

 6.     Group I Senior Percentage:
                                         %N/A    N/A         N/A        N/A
                                          ----   ----    --------    -------

 7.     Group II Senior Percentage:
                                         %N/A    N/A         N/A        N/A
                                          ----   ----    --------    -------

 8.     Senior Prepayment Percentage:
                                         %N/A    N/A         N/A        N/A
                                          ----   ----    --------    -------

 9.     Group I Senior Prepayment
        Percentage:                      %N/A    N/A         N/A        N/A
                                          ----   ----    --------    -------

 10.    Group II Senior Prepayment
        Percentage:                      %N/A    N/A         N/A        N/A
                                          ----   ----    --------    -------

 11.    Junior Percentage:               %N/A
                                          ----

 12.    Junior Prepayment Percentage:
                                         %N/A
                                          ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations